OLD WESTBURY FUNDS, INC.

Old Westbury Small & Mid Cap Strategies Fund

(the “Fund”)

Supplement dated September 5, 2017 to the

Prospectus dated March 1, 2017

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated March 1, 2017.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISERS

At a meeting held on July 26, 2017, the Board of Directors approved the appointment of Baillie Gifford Overseas Limited (“Baillie Gifford”) and Polunin Capital Partners Limited (“Polunin”) as sub-advisers to the Fund.

Accordingly, effective September 5, 2017:

• The following paragraphs are added after the last paragraph under the heading “Management of the Fund - Portfolio Managers and Sub-Advisers” beginning on page 13:

Baillie Gifford Overseas Limited (“Baillie Gifford”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Baillie Gifford’s portion of the Fund has been managed by a team of investment professionals led by Mr. Douglas Brodie since September 5, 2017.

Polunin Capital Partners Limited (“Polunin”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Polunin’s portion of the Fund has been managed by a team of investment professionals led by Mr. Douglas Polunin since September 5, 2017.

• The following paragraphs are added after the eighth paragraph under the section entitled “WHO MANAGES THE FUNDS? - Sub-Advisers” beginning on page 39:

Baillie Gifford Overseas Limited (“Baillie Gifford”), located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. As of June 30, 2017, Baillie Gifford’s assets under management totaled approximately $216 billion. Baillie Gifford’s fee is based on the assets that Baillie Gifford is responsible for managing. The fee Baillie Gifford receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Polunin Capital Partners Limited (“Polunin”), located at 10 Cavalry Square, London, SW3 4RB, United Kingdom, is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. As of June 30, 2017, Polunin’s assets under management totaled approximately $4.2 billion. Polunin’s fee is based on the assets that Polunin is responsible for managing. The fee Polunin receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

• The following paragraphs are added after the fourteenth paragraph under the section entitled “WHO MANAGES THE FUNDS? – Portfolio Managers – Small & Mid Cap Strategies Fund” beginning on page 43:

Mr. Douglas Brodie serves as Investment Manager, Partner and Head of the Global Discovery Team of Baillie Gifford. He joined Baillie Gifford in 2001 and has more than 16 years of investment experience. Mr. Brodie has a BSc in Molecular Biology and Biochemistry from Durham University and a DPhil in Molecular Immunology from Oxford University.

Mr. Douglas Polunin serves as Director and Chief Financial Officer of Polunin. Prior to co-founding Polunin, Mr. Polunin was a Head of Emerging Markets Investments at Pictet Asset where he was responsible for managing the PTF Emerging Markets Fund and the Eastern European Trust. Mr. Polunin graduated from Edinburgh University with a BSc (Honors) degree in Biochemistry.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE